UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2022

Galata Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40588 (Commission File Number)	N/A (IRS Employer Identification No.)

2001 S Street NW, Suite 320
Washington, DC 20009

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (202) 866-0901

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Warrant	GLTA.U	NYSE American

Class A ordinary shares, par value $0.0001 per share	GLTA	NYSE American

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GLTA WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2022, Galata Acquisition Corp., a Cayman Islands exempted company (“SPAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among SPAC, Galata Merger Sub Inc., a Delaware corporation and direct, wholly owned subsidiary of SPAC (“Merger Sub”), and Marti Technologies Inc., a Delaware corporation (the “Company”).

Pursuant to the Business Combination Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination”) by which, among other things, (i) Merger Sub will merge with and into the Company (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of SPAC (the Company, in its capacity as the surviving corporation of the Merger, is sometimes referred to herein as the “Surviving Corporation”), and (ii) as of the end of the day immediately preceding the Closing Date (as defined below), SPAC will, for U.S. tax purposes, become a U.S. corporation by reason of Section 7874(b) of the United States Internal Revenue Code of 1986 (the “Code”), in a transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, pursuant to United States Treasury Regulations issued pursuant to the Code (the “Domestication”).

The proposed Transactions are expected to be consummated after the required approval by the shareholders of SPAC and the satisfaction of certain other conditions summarized below.

Business Combination Agreement

Conversion of Company Securities

On the day prior to the Closing Date (i) each warrant (“Company Warrant”) to purchase shares of Company Preferred Stock (as defined below) that is issued and outstanding and unexercised as of such date shall be exchanged in accordance with its terms for shares of the Company’s Preferred Stock, par value $0.000001 per share (“Company Preferred Stock”), designated as Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock or Series B-3 Preferred Stock, in each case, in the Amended and Restated Certificate of Incorporation of the Company dated June 16, 2021 (as the same may be amended, supplemented or modified from time to time, the “Company Certificate of Corporation”), and (ii) each share of Company Preferred Stock that is issued and outstanding as of such date (including the Company Preferred Stock issued upon exercise of the Company Warrants) will automatically convert into a number of shares of common stock, par value $0.000001 per share, of the Company (“Company Common Stock” and, together with Company Preferred Stock, “Company Stock”), at the then-effective conversion rate as calculated pursuant to Article 4.1.1 of the Company Certificate of Incorporation (the “Conversion”). After the Conversion, all of the shares of Company Preferred Stock and all of the Company Warrants shall no longer be outstanding and shall cease to exist, and each holder of Company Preferred Stock or Company Warrants shall thereafter cease to have any rights with respect to such securities and shall be a holder of Company Common Stock.

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the Merger Sub, the Company or the holders of any of the following securities:

(i)	each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (including shares of Company Common Stock resulting from the Conversion, but excluding unvested restricted shares of Company Common Stock (such shares, “Company Restricted Stock”)) will be cancelled and automatically converted into the right to receive (a) a number of Class A ordinary shares, par value $0.000001 per share, of SPAC (the “SPAC Class A Ordinary Shares”) equal to (x) the quotient (the “Exchange Ratio”) obtained by dividing 45,000,000 by (y) the total number of shares of Company Common Stock outstanding immediately prior to the Effective Time, including any shares of unvested Company Restricted Stock, the number of shares of Company Common Stock issuable upon the Conversion of Company Preferred Stock, the number of shares of Company Common Stock issued or issuable upon the exercise of all Company Options (and including, for the avoidance of doubt, any unvested Company Options), and shares of Company Common Stock underlying all Company Warrants (after giving effect to the Conversion), and (b) the contingent right to receive Earnout Shares (as defined below) as additional consideration;

(ii)	all shares of Company Stock held in the treasury of the Company shall be canceled without any conversion thereof and no payment or distribution shall be made with respect thereto;

(iii)	each share of Merger Sub common stock, par value $0.0001, issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.000001 per share, of the Surviving Corporation (“Surviving Corporation Common Stock”);

(iv)	each then outstanding and unexercised option to purchase shares of Company Common Stock (each, a “Company Option”), whether or not vested, will be assumed and converted into (a) an option to purchase a number of shares of SPAC Class A Ordinary Shares equal to the product of (x) the number of shares of Company Common Stock subject to such Company Option and (y) the Exchange Ratio, at an exercise price per share equal to (i) the exercise price per share of such Company Option divided by (ii) the Exchange Ratio (which option will remain subject to the same vesting terms as such Company Option) and (b) the contingent right to receive Earnout Shares as additional consideration; and

(v)	each then outstanding award of Company Restricted Stock will be assumed and converted into (a) an award covering a number of restricted SPAC Class A Ordinary Shares equal to the product of (x) the number of shares of Company Restricted Stock subject to such award and (y) the Exchange Ratio (which award will remain subject to the same vesting and repurchase terms as such Company Restricted Stock) and (b) the contingent right to receive Earnout Shares as additional consideration.

On the Closing Date of the Merger immediately before the Effective Time, in accordance with the Amended and Restated Memorandum and Articles of Association of the SPAC, dated July 8, 2021, each Class B ordinary share, par value $0.0001 per share (“Founder Shares”), of SPAC that is outstanding immediately prior to the Effective Time shall be converted, on a one-for-one basis, into a SPAC Class A Ordinary Share.

Earnout

During the five-year period following the Closing Date (the “Earnout Period”), as additional consideration for the Company interests acquired in connection with the Merger, SPAC may issue to eligible holders of securities of the Company 9,000,000 additional SPAC Class A Ordinary Shares in the aggregate (the “Earnout Shares”), upon the achievement of a $20.00 per share price target, which will be based upon the (i) daily volume-weighted average sale price of one SPAC Class A Ordinary Share quoted on the New York Stock Exchange (or the exchange on which the SPAC Class A Ordinary Shares are then listed) for any ten trading days (which may or may not be consecutive) within any 20 consecutive trading day period within the Earnout Period or (ii) the per share consideration received in connection with a “Change of Control” (as defined in the Business Combination Agreement). Earnout Shares issuable with respect to Company Options and Company Restricted Stock will be issued in the form of restricted SPAC Class A Ordinary Shares, which will vest and the restrictions thereon will lapse based on the achievement of the same price target.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of (i) the Company and (ii) SPAC and Merger Sub that are customary for transactions of this nature. The representations and warranties of the Company, SPAC and Merger Sub will not survive the Closing (as defined below).

Covenants

The Business Combination Agreement contains customary covenants of the parties, including, among others, covenants requiring that (i) the parties will conduct their respective businesses in the ordinary course through the consummation of the Merger, (ii) SPAC will use its reasonable best efforts to keep the SPAC Units, SPAC Class A Ordinary Shares and SPAC warrants exercisable for one Class A ordinary share (“SPAC Warrants”) listed for trading on the NYSE until the Effective Time and each of SPAC and the Company will use their respective reasonable best efforts to cause the SPAC Class A Ordinary Shares to be issued in connection with the Transactions to be approved for listing on the NYSE at the Closing, (iii) SPAC, Merger Sub and the Company will (x) not solicit or negotiate with third parties regarding alternative transactions and will comply with certain related restrictions and (y) cease discussions for alternative transactions, (iv) SPAC and the Company will jointly prepare (and SPAC will file) a registration statement on Form F-4 (together with all amendments thereto, the “Registration Statement”), including a proxy statement (the “Proxy Statement”) for the purpose of soliciting proxies from SPAC’s shareholders to vote in favor of certain matters, including the adoption of the Business Combination Agreement, approval of the Transactions, amendment and restatement of SPAC’s second amended and restated memorandum and articles of association, approval and adoption of SPAC’s 2022 incentive award plan, and certain other matters as described in the Business Combination Agreement (the “Required SPAC Proposals”) at a shareholders’ meeting called therefor (the “SPAC Shareholders’ Meeting”), (v) SPAC, Merger Sub, the Company and the Company’s subsidiaries report the Domestication and (vi) the parties will cooperate in obtaining necessary approvals from governmental agencies.

Closing

No later than three business days after the date of the satisfaction or, if permissible, waiver of the conditions to closing of the Merger set forth in the Business Combination Agreement (such date, the “Closing Date”), immediately prior to filing a certificate of merger with respect to the Merger, the closing (the “Closing”) will occur.

Conditions to Closing

Mutual

The obligations of the Company, SPAC and Merger Sub to consummate the Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Effective Time of the following conditions:

(i)	the written consent of the requisite stockholders of the Company in favor of the approval and adoption of the Business Combination Agreement and the Transactions (the “Written Consent”) having been delivered to SPAC;

(ii)	the Required SPAC Proposals having each been approved and adopted by the requisite affirmative vote of the SPAC shareholders at the SPAC Shareholders’ Meeting in accordance with the Proxy Statement, the Cayman Islands Companies Act (as revised), SPAC’s organizational documents and the rules and regulations of the NYSE;

(iii)	no governmental authority having enacted, issued, enforced or entered any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Transactions illegal or otherwise prohibiting the consummation of the Transactions;

(iv)	all required filings, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), having been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Transactions under the HSR Act having expired or been terminated;

(v)	the Registration Statement having been declared effective and no stop order suspending the effectiveness of the Registration Statement being in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement having been initiated or threatened by the SEC;

(vi)	the SPAC Class A Ordinary Shares to be issued pursuant to the Business Combination Agreement (including the Earnout Shares) and the Subscription Agreements (as defined below) having been approved for listing on the NYSE, or another national securities exchange mutually agreed to by the parties to the Business Combination Agreement, as of the Closing Date, subject only to official notice of issuance thereof; and

(vii)	either SPAC having at least $5,000,001 of net tangible assets after giving effect to the redemption of public shares by SPAC’s public shareholders, in accordance with SPAC’s organizational documents and after giving effect to the Subscription, or the SPAC Class A Ordinary Shares not constituting “penny stock” as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

SPAC and Merger Sub

The obligations of SPAC and Merger Sub to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Effective Time of the following additional conditions:

(i)	the accuracy of the representations and warranties of the Company as determined in accordance with the Business Combination Agreement;

(ii)	the Company having performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by them on or prior to the Effective Time;

(iii)	the Company having delivered to SPAC a certificate, dated as of the Closing Date, signed by an officer of the Company, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement; and

(iv)	certain employees having not been terminated by the Company or any of its subsidiaries, other than for cause, prior to the Closing.

The Company

The obligations of the Company to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to Effective Time of the following additional conditions:

(i)	the accuracy of the representations and warranties of SPAC and Merger Sub as determined in accordance with the Business Combination Agreement;

(ii)	each of SPAC and Merger Sub having performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

(iii)	SPAC having delivered to the Company a certificate, dated the date of the Closing Date, signed by the chief executive officer of SPAC, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement;

(iv)	SPAC having made all necessary and appropriate arrangements with Continental Stock Transfer & Trust Company, acting as trustee, to have all of the funds in SPAC’s trust account (the “Trust Account”) disbursed to SPAC prior to the Effective Time, and all such funds released from the Trust Account being available to SPAC in respect of all or a portion of the payment obligations set forth in the Business Combination Agreement and the payment of SPAC’s fees and expenses incurred in connection with the Business Combination Agreement and the Transactions;

(v)	SPAC having provided the holders of SPAC Class A Ordinary Shares with the opportunity to redeem their shares thereof in connection with the Transactions; and

(vi)	as of the Closing, after consummation of the Subscription and after distribution of the funds in the Trust Account and deducting all amounts to be paid pursuant to the exercise of redemption rights of public shareholders, SPAC having cash on hand equal to or in excess of $50,000,000 (without, for the avoidance of doubt, taking into account any transaction fees, costs and expenses paid or required to be paid in connection with the Transactions and the Subscription).

Termination

The Business Combination Agreement may be terminated at any time, but not later than the Closing, as follows:

(i)	by mutual written consent of SPAC and the Company;

(ii)	by either SPAC or the Company if the Effective Time shall not have occurred prior to the date that is nine months after the signing of the Business Combination Agreement (the “Outside Date”); provided, however, that the Business Combination Agreement may not be terminated by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation under the Business Combination Agreement and such breach or violation is the principal cause of the failure of a condition set forth under the Business Combination Agreement on or prior to the Outside Date;

(iii)	by either SPAC or the Company if any governmental order has become final and nonappealable and has the effect of making consummation of the Transactions, including the Merger, illegal or otherwise preventing or prohibiting consummation of the Transactions, including the Merger;

(iv)	by either SPAC or the Company if any of the Required SPAC Proposals shall fail to receive the requisite vote for approval at the SPAC Shareholders’ Meeting (subject to any adjournment, postponement or recess of such meeting);

(v)	by SPAC, in the event the Company fails to deliver the Written Consent within five business days of the Registration Statement becoming effective (“Written Consent Failure”); provided, that SPAC may not terminate the Business Combination Agreement for so long as the Company continues to exercise its reasonable efforts to cure such Written Consent Failure, unless such Written Consent Failure is not cured within five business days after notice of such Written Consent Failure is provided by SPAC to the Company;

(vi)	by SPAC upon a breach of any representation, warranty, covenant or agreement on the part of the Company as set forth in the Business Combination Agreement, or if any representation or warranty of the Company shall have become untrue (“Terminating Company Breach”); provided, that SPAC has not waived such Terminating Company Breach and SPAC and Merger Sub are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided, further, that, if such Terminating Company Breach is curable by the Company, SPAC may not terminate the Business Combination Agreement for so long as the Company continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by SPAC to the Company;

(vii)	by the Company upon a breach of any representation, warranty, covenant or agreement on the part of SPAC or Merger Sub set forth in the Business Combination Agreement, or if any representation or warranty of SPAC or Merger Sub shall have become untrue (“Terminating SPAC Breach”); provided, that the Company has not waived such Terminating SPAC Breach and the Company is not then in material breach of its representations, warranties, covenants or agreements in the Business Combination Agreement; provided, further, that, if such Terminating SPAC Breach is curable by SPAC and Merger Sub, the Company may not terminate the Business Combination Agreement for so long as SPAC and Merger Sub continue to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by the Company to SPAC; or

(viii)	by SPAC if the Company shall have failed to deliver to SPAC the audited consolidated balance sheet of the Company and its subsidiaries as of December 31, 2020 and December 31, 2021, and the related audited consolidated statements of operations and cash flows of the Company and its subsidiaries for the year then ended (collectively, the “Audited Financial Statements”) within 15 calendar days from the date of the Business Combination Agreement (such date, as it may be extended, the “Financial Statement Delivery Date”); provided, that if the Company has not delivered the Audited Financial Statements by the Financial Statement Delivery Date, the Financial Statement Delivery Date shall be extended by 15 calendar days if the Company continues to use its reasonable best efforts to deliver the Audited Financial Statements as soon as reasonably practicable.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to fraud or a willful material breach of the Business Combination Agreement by a party thereto.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, SPAC or Merger Sub. In particular, the assertions embodied in representations and warranties by the Company, SPAC and Merger Sub contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contractive parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about the Company, SPAC or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SPAC’s public disclosures.

Related Agreements

Company Stockholder Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, the Company delivered to SPAC a stockholder support agreement (the “Support Agreement”), pursuant to which certain stockholders of the Company with ownership interests sufficient to approve the Transactions on behalf of the Company (the “Written Consent Parties”), have agreed to, among other things, support the approval and adoption of the Transactions, including agreeing to execute and deliver the Written Consent within 3 business days of the Registration Statement becoming effective. The Support Agreement will terminate upon the earliest to occur of (a) the Effective Time, (b) the date of the termination of the Business Combination Agreement in accordance with its terms and (c) the effective date of a written agreement of SPAC, the Company and the Written Consent Parties terminating the Support Agreement.

The foregoing description of the Support Agreement is not complete and is qualified in its entirety by reference to the Support Agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Investor Rights Agreement

In connection with the Closing, SPAC, Galata Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), Alper Oktem and Cankut Durgun (the “Founders”), and the other parties named therein (the “Holders”) will execute and deliver an Investor Rights Agreement (the “Investor Rights Agreement”).

Pursuant to the Investor Rights Agreement, each of Callaway Capital Management, LLC (“Callaway”) (on behalf of the Sponsor) and the Founders, severally and not jointly, agrees with SPAC and the Holders to take all necessary action to cause (x) the board of directors of SPAC (the “Board”) to initially be composed of seven directors, (a) six of whom have been or will be nominated by the Company and (b) one of whom has been or will be nominated by Callaway (on behalf of the Sponsor). Each of Callaway and the Founders, severally and not jointly, agrees with SPAC and the Holders to take all necessary action to cause the foregoing directors to be divided into three classes of directors, with each class serving for staggered three-year terms.

For so long as each of the Founders and Callaway (and their permitted transferees) meet their applicable ownership thresholds, SPAC will take all necessary action to include in the slate nominees recommended by the Board for election as directors at each applicable annual or special meeting of shareholders at which directors are to be elected, one individual designated by each of the two Founders as two of the six Company-nominated directors, and one individual designated by Callaway (on behalf of the Sponsor). Each Founder and Callaway (on behalf of the Sponsor) shall have the exclusive right to (a) remove its respective nominee from the Board, and SPAC will take all necessary action to cause the removal of any such nominee at the request of the applicable Founder or Callaway, as applicable, and (b) designate a director for election to the Board to fill any vacancy existing or created by reason of death, removal or resignation of its respective nominee to the Board. SPAC will take, and the Sponsor, the Founders and Callaway (on behalf of the Sponsor) agree, severally and not jointly, with SPAC to take, all necessary action to cause any such vacancies created pursuant to clause (a) above to be filled by replacement directors designated by Callaway or the applicable Founder, as applicable, as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee).

In addition, for so long as the Founders meet certain ownership thresholds and meet certain requirements regarding continued service as a director or officer of SPAC, in addition to any other required approvals, SPAC may not take certain corporate actions without the prior written consent of each Founder.

Pursuant to the Investor Rights Agreement, the Founders, the Sponsor, and certain holders of SPAC Class A Ordinary Shares will be entitled to certain registration rights, including, among other things, customary demand, shelf and piggy-back rights, subject to customary cut-back provisions.

The foregoing description of the Investor Rights Agreement is not complete and is qualified in its entirety by reference to the Investor Rights Agreement, which is attached as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Founders Stock Letter

In connection with the execution of the Business Combination Agreement, the Sponsor and Gala Investments LLC, a Delaware limited liability company (together with Sponsor, the “Founder Shareholders”), entered into a letter agreement (the “Founders Stock Letter”) with SPAC and the Company pursuant to which, among other things, the Founder Shareholders agreed to (a) effective upon the Closing, waive the anti-dilution rights set forth in SPAC’s organizational documents, (b) vote all Founder Shares held by them in favor of the adoption and approval of the Business Combination Agreement and the Transactions and (c) not to redeem, elect to redeem or tender or submit any of their SPAC Class A Ordinary Shares for redemption in connection with the Business Combination Agreement or the Transactions.

The foregoing description of the Founders Stock Letter is qualified in its entirety by reference to the full text of the form of the Founders Stock Letter, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, SPAC entered into convertible note subscription agreements (the “Subscription Agreements”) with certain investors (“PIPE Investors”), pursuant to which SPAC has agreed to issue and sell to the PIPE Investors, and the PIPE Investors have agreed to subscribe for and purchase from SPAC, convertible notes (the “Convertible Notes”) which are convertible into SPAC Class A Ordinary Shares, in an aggregate principal amount of $47,500,000 (the “Subscription”) and having the terms set forth in the indenture in respect of the Convertible Notes (the “Indenture”). Pursuant to the Indenture, the Convertible Notes bear an interest at a rate of 12.00% per annum, payable semi-annually (a) at a rate per annum equal to 8% with respect to interest paid in cash and (b) a rate per annum equal to 4% with respect to payment-in-kind interest, plus any additional interest or special interest that may accrue pursuant to the terms of the Indenture. The Convertible Notes are convertible into SPAC Class A Ordinary Shares (the “Underlying Shares”) at an initial conversion rate equal to approximately 87 SPAC Class A Ordinary Shares per $1,000 of principal amount of the Convertible Notes (subject to customary adjustment provisions set forth in the Indenture), and shall mature on the fifth year anniversary of the date of issuance.

The closing of the Subscription (the “Subscription Closing”) is conditioned on all conditions set forth in the Business Combination Agreement having been satisfied or waived, a $150,000,000 minimum cash condition which includes (i) the post-redemption Trust Account balance and (ii) Convertible Note proceeds, and other customary closing conditions. If the conditions are met, the Transactions will be consummated immediately following the Subscription Closing. The Subscription Agreements will terminate upon the earlier to occur of (i) the termination of the Business Combination Agreement, (ii) the mutual written agreement of the parties thereto, and (iii) 5:00 p.m. New York City time on April 29, 2023, if the Subscription Closing has not occurred by such date other than as a breach of such PIPE Investor’s obligations.

The foregoing description of the Subscription Agreements is not complete and is qualified in its entirety by reference to the Subscription Agreements, a form of which is attached as Exhibit 10.4 to this Current Report, and the indenture, a form of which is attached as Exhibit 4.1 to this Current Report, and incorporated herein by reference.

Amended and Restated Articles of Association

At the Effective Time, SPAC shall adopt and file a Seconded Amended and Restated Memorandum and Articles of Association (the “Articles of Association”) with the Registrar of Companies in the Cayman Islands. The Articles of Association will govern SPAC following the Closing and, among other things, prohibit (a) any holder of equity securities of the Company immediately prior to the Merger and (b) any holder of Founder Shares or SPAC Warrants, in each case, immediately prior to the Merger, from transferring any (i) SPAC Class A Ordinary Shares issued to pre-Closing shareholders of the Company as consideration pursuant to the Merger; (ii) SPAC Class A Ordinary Shares converted from Founders Shares in connection with the Merger; (iii) SPAC Warrants; (iv) SPAC Class A Ordinary Shares underlying such SPAC Warrants; (v) Company Options or other equity awards in respect of SPAC Class A Ordinary Shares; or (vi) SPAC Class A Ordinary Shares underlying any stock options or other equity awards in respect of SPAC Class A Ordinary Shares, in each case, during the period commencing on the Closing and ending on the earlier of (x) 13 months following the Closing and (y) the date on which the last reported sale price of the shares surpasses a certain threshold to be agreed upon by the parties prior to the Closing.

The foregoing description of the Articles of Association is not complete and is qualified in its entirety by reference to the Articles of Association, a form of which is attached as Exhibit 10.5 to this Current Report and incorporated herein by reference.

Pre-Fund Subscription Agreement

In connection with the execution of the Business Combination Agreement, the Company entered into a convertible note subscription agreement (the “Pre-Fund Subscription Agreement”) with Farragut Square Global Master Fund, LP (“Subscriber”), pursuant to which the Subscriber shall subscribe for and agree to purchase from the Company a minimum of $10,000,000 in unsecured convertible promissory notes (“Pre-Fund Notes”), which will convert into Convertible Notes at Closing. The Subscriber may fund at its option prior to Closing. The counterparties to certain of the Pre-Fund Subscription Agreements are directors, officers or affiliates of SPAC and such Pre-Fund Subscription Agreements have been approved by SPAC’s audit committee and board of directors in accordance with SPAC’s related persons transaction policy.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The Pre-Fund Notes, the Convertible Notes and the Underlying Shares to be issued in connection with the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On August 1, 2022, SPAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement and announcing that SPAC and the Company will hold a conference call on August 1, 2022 at 11:00 a.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Conference Call script is attached hereto as Exhibit 99.2.

Attached as Exhibit 99.3 and incorporated by reference herein is an investor presentation dated July 2022, that will be used by SPAC with respect to the Transactions.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SPAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Important Additional Information and Where to Find It

In connection with the proposed business combination, SPAC and the Company intend to file the Registration Statement with the Securities and Exchange Commission (“SEC”), which will include a proxy statement/prospectus and certain other related documents.

INVESTORS and security holders are urged to read the registration statement, proxy statement/prospectus, any amendments or supplements Thereto and any other relevant documents to be filed with the sec in connection with the proposed business combination CAREFULLY AND IN THEIR ENTIRETY, when they become available, because they will contain important information about SPAC, THE COMPANY and the proposed BUSINESS COMBINATION.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of SPAC as of a record date to be established for voting on the proposed business combination. Security holders and investors will also be able to obtain copies of the Registration Statement, proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov. Documents filed with the SEC by SPAC will also be available free of charge by accessing SPAC’s website at https://www.galatacorp.net, or, alternatively, by directing a request by mail to SPAC at 2001 S Street NW, Suite 320, Washington, DC 20009.

Participants in the Solicitation

SPAC and the Company and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to the proposed business combination under the rules of the SEC. Information about SPAC’s directors and executive officers is contained in SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, on March 31, 2022, which is available free of charge at the SEC’s website at www.sec.gov or by directing a request to SPAC at 2001 S Street NW, Washington, DC 20009. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed business combination when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of a proxy, consent, or authorization with respect to or an offer to buy any securities in respect of the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Information

This communication contains statements that are not based on historical fact and are “forward-looking statements’’ within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. For example, statements about the expected timing of the completion of the proposed business combination, the benefits of the proposed business combination, the competitive environment, and the expected future performance and market opportunities of Marti are forward-looking statements. In some cases, you can identify forward looking statements by terminology such as, or which contain the words “will,” “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “plan,” “possible,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and variations of these words or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors. Actual results may differ materially from the expectations expressed or implied in the forward-looking statements as a result of known and unknown risks and uncertainties.

These forward-looking statements are based on estimates and assumptions that, while considered reasonable by SPAC and its management and the Company and its management, as the case may be, are inherently uncertain and are subject to a number of risks and assumptions. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond SPAC’s and the Company’s control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Known risks and uncertainties include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC, the Company, the combined company or others following the announcement of the proposed business combination; (3) the inability to complete the proposed business combination in a timely manner or at all (including due to the failure to obtain approval of the stockholders of SPAC or to satisfy other conditions to closing); (4) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet applicable stock exchange listing standards at or following the consummation of the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination, including the amount of cash available following any redemptions by SPAC stockholders; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) risks relating to the Company’s operating history and the mobile transportation industry; (12) risks associated with doing business in an emerging market; (13) risks relating to the Company’s dependence on and use of certain intellectual property and technology; and (14) other risks and uncertainties set forth in the Registration Statement to be filed by SPAC with the SEC in connection with the proposed business combination. The foregoing list of important factors is not exhaustive and you should carefully consider the other risks and uncertainties described in the “Risk Factors” section of SPAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by SPAC from time to time with the SEC.

Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by applicable law, neither SPAC nor the Company undertakes any duty to update or revise any forward-looking statements whether as a result of new information, new events, future events or circumstances, or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No	Description

2.1*	Business Combination Agreement, dated as of July 29, 2022, by and among by and among Galata Acquisition Corp., Galata Merger Sub, Inc. and Marti Technologies Inc.

4.1	Form of Indenture

10.1	Support Agreement, dated as of July 29, 2022, by and among Galata Acquisition Corp., Marti Technologies Inc. and the other parties named therein.

10.2	Form of Investor Rights Agreement.

10.3	Founders Stock Letter, dated as of July 29, 2022, by and among Galata Acquisition Corp., Galata Acquisition Sponsor, LLC, and the other parties named therein.

10.4	Form of Subscription Agreement.

10.5	Form of Articles of Association.

99.1	Joint Press Release of Galata Acquisition Corp. and Marti Technologies, Inc., dated August 1, 2022.

99.2	Transcript from Conference Call

99.3	Investor Presentation of Galata Acquisition Corp. dated July 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Galata Acquisition Corp. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galata Acquisition Corp.
Dated: August 1, 2022

	By:	/s/ Kemal Kaya
Name: Kemal Kaya
Title: Chief Executive Officer